UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

August 10, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4699 Old Ironsides Drive, Suite 300

Santa Clara, California 95054

(Address of Principal Executive Offices)

(281) 825-4500

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 10, 2017, Uni-Pixel, Inc. (the “Company”) entered into an equity purchase agreement (the “Equity Purchase Agreement”) with L2 Capital, LLC, a Kansas limited liability company (“L2 Capital”), relating to an offering (the “Offering”) of an aggregate of up to 14,146,649 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), of which 13,085,650 of such Shares are being offered in an indirect primary offering consisting of an equity line of credit. The Offering is being made pursuant to a prospectus supplement dated and filed with the Securities and Exchange Commission (“SEC”) on August 10, 2017 and an accompanying prospectus dated July 10, 2015, under the Company’s shelf registration statement on Form S-3 declared effective by the SEC on January 10, 2015 (File No. 333-200316) (the “Registration Statement”). Prior to the Company’s entry into the Equity Purchase Agreement, as of August 4, 2017, 73,210,642 shares of Common Stock were issued and outstanding.

The Company initially issued 1,060,999 Shares (the “Commitment Shares”) to L2 Capital as an inducement to enter into the Equity Purchase Agreement. Additionally, under the terms of the Equity Purchase Agreement, the Company has the right to “put,” or sell, up to 13,085,650 shares of Common Stock (the “Put Shares”) to L2 Capital for an Investment Amount (as defined below and subject to adjustment) based upon a per share price (the “Purchase Price”) equal to the greater of (i) $0.36 (the “Fixed Price”) or (ii) 90% of the Market Price (as defined below) on the date the Purchase Price is calculated (the “Variable Price”). For purposes of calculating the Variable Price, the “Market Price” means the lowest traded price on the Principal Market for any trading day during the Valuation Period, as reported by Bloomberg Finance L.P. or other reputable source, which shall be at least $0.05. The “Principal Market” means any of the national exchanges (i.e., the NYSE, NYSE AMEX or Nasdaq), or principal quotation systems (i.e., OTCQX, OTCQB, OTC PINK or the OTC Bulletin Board), or other principal exchange or recognized quotation system which is at the time the principal trading platform or market for our Common Stock.

From time to time over the term of the Equity Purchase Agreement, and at the Company’s sole discretion, the Company may make the put of the Put Shares by presenting L2 Capital with put notices (“Put Notices”) specifying a number of Put Shares to be purchased by L2 Capital pursuant to the terms of the Equity Purchase Agreement. Each Put Notice shall require L2 Capital to purchase Put Shares (i) in a minimum amount of not less than $25,000 and (ii) in a maximum amount of the lesser of (a) $1,000,000 or (b) 150% of the Average Daily Trading Value (as defined below). The “Average Daily Trading Value” means the average daily trading volume of the Common Stock in the 10 trading days immediately preceding the applicable Put Date, multiplied by the lowest traded price of the Common Stock in the 10 trading days immediately preceding the applicable Put Date. The “Put Date” means the date on which a Put Notice is deemed delivered, as set forth in the Equity Purchase Agreement.

The Company is required to deliver Put Shares within 2 trading days of the applicable Put Date. Each such purchase of Put Shares will have an individual closing (each, a “Closing”) within 1 trading day following the end of the applicable Valuation Period. The “Valuation Period” shall be the period of 5 trading days immediately following the date on which the Put Shares are delivered to L2 Capital’s brokerage account.

At the applicable Closing, L2 Capital shall deliver the Investment Amount (as defined below and subject to adjustment) to the Company. The “Investment Amount” means the aggregate Purchase Price for the Put Shares to the Company, minus clearing costs payable to L2 Capital’s broker or to the Company’s transfer agent for the issuance of the shares (the “Clearing Costs”). The number of Put Shares upon which the Investment Amount is calculated is subject to adjustment in the event that the Variable Price is less than the Fixed Price with respect to a Put. In such event, the number of Put Shares as calculated with respect to the Investment Amount shall be reduced to equal the quotient of (A) the product of the Put Shares of such Put multiplied by the Variable Price, minus the Clearing Costs, divided by (B) the Fixed Price. In addition, the number of shares equal to the Put Shares as initially stated in the Put Notice, and such reduced number of Put Shares, shall be deemed true-up shares which shall not be included as part of the Put Shares for purposes of calculation of the Investment Amount.

The Company may issue Put Shares at any time on or after the date of the Equity Purchase Agreement, until the earlier of (i) the date on which L2 Capital has purchased 13,085,650 Put Shares, or (ii) July 9, 2018 (such period, the “Commitment Period”), unless the Equity Purchase Agreement is terminated earlier in accordance with its terms; provided, that, the Company is not permitted to submit more than one Put Notice to L2 Capital in any 10 trading day period without L2 Capital’s consent. Further, the number of Put Shares to be purchased by L2 Capital may not exceed the number of shares that, when added to the number of shares of the Common Stock then beneficially owned by L2 Capital, would exceed 9.99% of the shares of Common Stock outstanding. Additionally, the Company is not required to deliver Put Shares, and L2 Capital is not entitled to receive such Put Shares, if the issuance of such Put Shares would exceed the aggregate number of shares of the Common Stock that the Company may issue without breaching our obligations under the rules or regulations of the Principal Market.

With regard to the purchase and resale of the Put Shares, L2 Capital is an “underwriter” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Any broker-dealers or agents that are involved in resales of Put Shares may be deemed “underwriters.” The Company will receive proceeds from the sale of the Put Shares directly to L2 Capital pursuant to the Equity Purchase Agreement, however the Company will not receive any proceeds from the resale of the Put Shares by L2 Capital thereafter. The Benchmark Company, LLC has acted as the sole placement agent in connection with the Offering, for which it will receive a placement agent fee equal to 1% of the estimated gross proceeds calculated as the number of Shares offered, net of the Commitment Shares, multiplied by the Fixed Price.

The Equity Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and L2 Capital, including for liabilities under the Securities Act other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Equity Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of the Equity Purchase Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein. The foregoing description of the terms of the Equity Purchase Agreement is only a summary of the material terms of the Equity Purchase Agreement, does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the offering and sale of the Common Stock, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement: (1) the Equity Purchase Agreement (Exhibit 1.1); (2) the opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the Shares in the Offering (Exhibit 5.1); and (3) the consent of Crowell & Moring LLP (Exhibit 23.1, included in Exhibit 5.1).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements regarding the Company, including, but not limited to, the statement regarding .“puts” pursuant to the equity purchase agreement.  These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, including those risks detailed under the caption “Risk Factors” and elsewhere in the Company’s U.S. Securities and Exchange Commission filings and reports. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or changes in its expectations.

Item 8.01	Other Events

On August 10, 2017, the Company issued a press release announcing the entry into the Equity Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Purchase Agreement, dated August 10, 2017
5.1	Opinion of Crowell & Moring LLP
23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto)
99.1	Press Release issued by Uni-Pixel, Inc. on August 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017	By:	/s/ Christine Russell
Christine Russell, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Purchase Agreement, dated August 10, 2017
5.1	Opinion of Crowell & Moring LLP
23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1 hereto)
99.1	Press Release issued by Uni-Pixel, Inc. on August 10, 2017